SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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                        Date of Report: September 4, 2002


                   ADVANCED COMMUNICATIONS TECHNOLOGIES, INC.
                   ------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



        FLORIDA                      000-30486                   65-0738251
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(State or other jurisdiction        (Commission                (IRS Employer
       of incorporation)           File Number)              Identification No.)



420 LEXINGTON AVENUE
NEW YORK, NEW YORK  10170
(Address of principal executive offices)


Registrant's telephone number, including area code:  (310) 416-1270
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ITEM 9.  REGULATION F-D DISCLOSURE.

        On August 27, 2002, Advanced Communications Technologies, Inc. (the "COMPANY") published a press release announcing the favorable court decision in litigation against Advanced Communications Technologies (Australia) Pty. Ltd. ("ACT-AUSTRALIA") and Mr. Roger May. A copy of the press release announcing the court decision is attached hereto as Exhibit 99.1.

ITEM 7.  EXHIBITS

Exhibit No.             Description

99.1         Press  Release  re:  Advanced  Communications  Technologies,   Inc.
             Announces   Favorable   Court   Decision  in   Litigation   Against
             ACT-Australia and Roger May


















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                                   SIGNATURES



        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 ADVANCED COMMUNICATIONS
                                 TECHNOLOGIES, INC.


Date:  September 4, 2002            By:    /s/ Wayne I. Danson
                                       -------------------------------------
                                    Name:  Wayne I. Danson
                                    Its:   President   and  Chief   Financial
                                           Officer




















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